UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 27, 2007

     NEON Communications Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14168	13-3781263
(State or other jurisdiction of	(Commission	(IRS Employer Identification No.)
incorporation)	File Number)

2200 West Park Drive
Westborough, MA		01581
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (508) 616-7800

Globix Corporation
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -(b))
[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

               On February 27, 2007, Globix Corporation, a Delaware corporation (the "Company"), changed its name to "NEON Communications Group, Inc." Shares of the Company's common stock began trading under a new symbol, NGI, on the American Stock Exchange, effective March 1, 2007.

               The change in name did not require stockholder approval, and the outstanding shares of common and preferred stock will not be affected by the change in name. The change was accomplished through a short form merger with a newly formed, wholly owned subsidiary pursuant to Section 253 of the Delaware General Corporation Law.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

3.1	Certificate of Ownership and Merger

99	Press release, dated February 28, 2007

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	March 1, 2007	NEON Communications Group, Inc.

By: /s/Gene M. Bauer
Name: Gene M. Bauer
Title: Senior Vice President, General Counsel and
Corporate Secretary